EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:	Case No.	01-22706 rcj

DecisionLink, Inc.	CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	June 30, 2002	PETITION DATE:	December 6, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ☐ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1 )

2.	Asset and Liabilities Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$39,102	$42,292
	b. Total Assets	309,479	310,194	$107,148
	c. Current Liabilities	465,639	413,782
	d. Total Liabilities	$9,402,666	$9,499,851	$8,937,027

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$10,213	$77,991	$522,200
	b. Total Disbursements	10,575	128,872	525,087
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	(362)	(50,881)	(2,887)
	d. Cash Balance Beginning of Month	725	51,606	3,250
	e. Cash Balance End of Month (c + d)	$363	$725	$363

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(33,341)	$(67,047)	$(296,515)
5.	Account Receivables (Pre and Post Petition)	0	0
6.	Post-Petition Liabilities	465,639	413,782
7.	Past Due Post-Petition Account Payables (over 30 days)	$4,938	$470

At the end of this reporting month:		Yes	No

8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

X
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		X
12.	Is the estate insured for replacement cost of assets and for general liability?	X
13.	Are a plan and disclosure statement on file?	X
14.	Was there any post-petition borrowing during this reporting period? (additional information attached)	X
15.	Check if paid: Post-petition taxes ☒ ; U.S. Trustee Quarterly Fees ☒ ; Check if filing is current for: Post-petition tax reporting and tax returns: ☒.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	August 6, 2002	R. Kenyon Culver, CFO
Responsible Individual.

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended May 31 2002

Current Month					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
$0	$0	$0	1	Gross Sales	$0	$0
0	0	0	2	less: Sales Returns & Allowances	0	0
0	0	0	3	Net Sales	0	0
0	0	0	4	less: Cost of Goods Sold (Schedule ‘B’)	0	0
0	0	0	5	Gross Profit	0	0
0	0	0	6	Interest	0	0
0	0	0	7	Other Income:	0	0
			8
			9
0	0	0	10	Total Revenues	0	0
				Expenses:
0	0	0	11	Compensation to Owner(s)/Officer(s)	0	0
0	0	0	12	Salaries	0	0
0	0	0	13	Commissions	0	0
0	0	0	14	Contract Labor	10,405	0
			15	Rent/Lease:
2,500	1,875	(625)	16	Real Property	12,500	1,875
2,829	2,569	(260)	17	Insurance	21,504	2,569
0	0	0	18	Management Fees	0	0
0	0	0	19	Depreciation	0	0
				Taxes:
0	0	0	20	Employee Payroll Taxes	0	0
2,847	0	(2,847)	1	Real Property Taxes	2,847	0
0	0	0	2	Other Taxes	204	0
0	0	0	3	Other Selling	3,000	0
1,341	4,675	3,334	4	Other Administrative	37,284	4,675
9,398	0	(9,398)	5	Interest	9,708	0
0	0	0	6	Other Expenses:	0	0
1,815	0	(1,815)	7	Patent Amortization	14,269	0
			8
			9
			10
			11
			12
			13
			14
20,730	9,119	(11,611)	15	Total Expenses	111,721	9,119
(20,730)	(9,119)	(11,611)	16	Subtotal	(111,721)	(9,119)
				Reorganization Items:
(12,611)	(25,667)	13,056	17	Professional Fees (additional information attached)	(183,044)	(4,000)
0	0	0	18	Provisions for Rejected Executory Contracts	0	0
0	0	0	19	Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	0
0	0	0	20	Gain or (Loss from Sale of Equipment)	0	0
0	0	0	21	U.S. Trustee Quarterly Fees	(1,750)	0
			22
(12,611)	(25,667)	13,056	23	Total Reorganization Items	(184,794)	(4,000)
(33,341)	(34,786)	1,445	24	Net Profit (Loss) Before Federal & State Taxes	(296,515)	(13,119)
0	0	0	25	Federal & State Income Taxes	0	0
$(33,341)	$(34,786)	$1,445	26	Net Profit (Loss)	$(296,515)	$(13,119)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET

(General Business Case)

For the Month Ended   June 30, 2002

			From Schedules	Market Value
	Assets

	Current Assets
1	Cash and cash equivalents - unrestricted			$363
2	Cash and cash equivalents - restricted			0
3	Accounts receivable (net)		A	0
4	Inventory		B	0
5	Prepaid expenses			5,833
6	Professional retainers			20,000
7	Other:	Deposits		12,906
8				0

9	Total Current Assets			39,102

	Property and Equipment (Market Value)
10	Real property		C	0
11	Machinery and equipment		D	0
12	Furniture and fixtures		D	0
13	Office equipment		D	0
14	Leasehold improvements		D	0
15	Vehicles		D	0
16	Other:		D
17			D
18			D
19			D
20			D

21	Total Property and Equipment			0

	Other Assets
22	Investment in IDL Corp.			10
23	Loans to affiliates ($930,990 book value to Intrex Data Communications Corp (C)			0
24	Patents, net book value (A)			25,935
25	Investment in wholly-owned subsidiaries ($23,391,979 book value) (B)			0
26	Due from subsidiaries: FCI - $14,006,118; other subsidiaries - $3,067,283 (C)			0
27	Due from affiliated companies			244,432

28	Total Other Assets			270,377

29	Total Assets			$309,479

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

(A) Market value, if any, undetermined at submission date of Monthly Operating Report.

(B) Market value unknown at submission date. Status as follows: (i) FCI Environmental, Inc. filed a Ch. 11 Bankruptcy petition in the District of Nevada on December 20, 2001, and continues in operation, and (ii) Intrex Data Communication Corp, a British Columbia subsidiary, is insolvent without operations.

(C) Market value estimated by management to be zero as underlying wholly-owned subsidiaries are insolvent.

Liabilities and Equity

(General Business Case)

			From Schedules
	Liabilities

	Post-Petition

	Current Liabilities
30	Salaries and wages			$0
31	Payroll taxes			0
32	Real and personal property taxes			0
33	Income taxes			0
34	Sales taxes			0
35	Notes payable (short term)			315,000
36	Accounts payable (trade)		A	32,473
37	Real property lease arrearage			10,428
38	Personal property lease arrearage			344
39	Accrued professional fees			96,233
40	Current portion of long-term post-petition debt (due within 12 months)			0
41	Other:	Accrued interest DIP loan		11,161
42
43

44	Total Current Liabilities			465,639

45	Long-Term Post-Petition Debt, Net of Current Portion			0

46	Total Post-Petition Liabilities			465,639

Pre-Petition Liabilities (allowed amount)
47	Secured claims		F	0
48	Priority unsecured claims		F	669,675
49	General unsecured claims		F	8,267,352

50	Total Pre-Petition Liabilities			8,937,027

51	Total Liabilities			9,402,666

Equity (Deficit)
52	Equity (Deficit at time of filing)			(36,658,542)
53	Capital Stock			15,695
54	Additional paid-in capital			55,363,204
55	Cumulative profit/(loss since filing of case)			(296,515)
56	Post-petition contributions/(distributions or (draws)			0
57	Preferred stock (details attached)			13,898,300
58	Market value adjustment			(41,415,329)

59	Total Equity (Deficit)			(9,093,187)

60	Total Liabilities and Equity (Deficit)			$309,479

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt

0 -30 Days	$0	$27,535
31-60 Days	0	4,858
61-90 Days	0	85	$4,938
91+ Days	0	(5)
Total accounts receivable/payable	0	$32,473
Allowance for doubtful accounts	0
Accounts receivable (net)	0

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods
	Inventory(ies) Balance at End of Month
		Inventory Beginning of Month	$0

		Add -
Retail/Restaurants -		Net purchase	0
Product for resale	$0	Direct labor	0
		Manufacturing overhead	0
Distribution -		Freight in	0
Products for resale	0	Other:
			0
Manufacturer -			0
Raw Materials	0
Work-in-progress	0	Less -
Finished goods	0	Inventory End of Month	0
		Shrinkage	0
Other - Explain	0	Personal Use	0

		Cost of Goods Sold	0
TOTAL	0

Method of Inventory Control			Inventory Valuation Methods
Do you have a functioning perpetual inventory system? N/A			Indicate by a checkmark method of inventory used.
Yes	No
How often do you take a complete physical inventory? N/A			Valuation methods - N/A
FIFO cost
Weekly			LIFO cost
Monthly			Lower of cost
Quarterly			or market
Semi-annually			Retail method
Annually			Other -
Date of last physical inventory was		N/A	Explain

Date of next physical inventory is		N/A

Schedule C

Real Property

Description	Cost	Market Value
None	$0	$0

Total	0	0

Schedule D

Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -
None	0	0

Total	0	0
Furniture & Fixtures -
	0	0

Total	0	0
Office Equipment -
	0	0

Total
Leasehold Improvements -
None	0	0

Total	0	0

Vehicles -
None	0	0

Total	0	0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$0	$0	$0	$0	$0
FICA - Employee					0
FICA - Employer					0
Unemployment (FUTA)					0
Income					0
Other (Attach List)					0
Total Federal Taxes	0	0	0	0	0
State and Local
Income Tax Withholding	0	0	0	0	0
Unemployment (UT)					0
Disability Insurance (DI)					0
Empl. Training Tax (ETT)					0
Sales					0
Excise					0
Real property					0
Personal property					0
Income					0
Other (Attach List)					0
Total State & Local Taxes	0	0	0	0	0
Total Taxes	0	0	0	0	0

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0	$0
Priority claims other than taxes	3,196,833	666,480
Priority tax claims	3,195	3,195
General unsecured claims	$8,267,352	$8,267,352

(a)	List total amount of claims even it under secured.
(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America
Account Type	Checking
Account No.	3755508414
Account Purpose	General disbursement
Balance, End of Month	$363
Total Funds on Hand for all Accounts	$363

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended June 30, 2002

		Actual Current Month	Cumulative (Case to Date)
Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	0	0
3	Interest Received	0	0
4	Borrowings	0	315,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Cash received from sales of FCI Environmental OxySense product	7,213	162,737
8	Customer deposits	0	4,063
9	Asset disposition	0	1,400
10	Transfers from FCI Environmental, Inc.	3,000	39,000
20,000.
12	Total Cash Receipts	10,213	522,200
Cash Disbursements
13	Payments for Inventory	0	10,742
14	Selling	0	8,947
15	Administrative	785	72,625
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	0	6,590
20	Real Property	2,500	55,418
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	0	0
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	15,145
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	0	0
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	0	0
29	Employer Payroll Taxes	0	0
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	938
33	Transfers to IDL Corp., an affiliated company	0	5,400
34	Transfers to FCI Environmental, Inc., an affiliated company	7,290	278,032
35	Counsel from DecisionLink, Inc. creditor’s committee	0	20,000
36	DIP lender legal fees	0	50,000
37	U.S. Bankruptcy Trustee	0	1,250
38	Total Cash Disbursements:	10,575	525,087
39	Net Increase (Decrease) in Cash	(362)	(2,887)
40	Cash Balance, Beginning of Period	725	3,250
41	Cash Balance, End of Period	$363	$363

MONTHLY OPERATING REPORT

DecisionLink, Inc.  Case No. 01-22706 rjc

June 30, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of DecisionLink, Inc. (“DLNK”) on a stand-alone basis. This financial information does not include the accounts of DLNK’s subsidiaries.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. $315,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Revenues – DLNK is a non-operating parent company thereby generating no revenues.

Expenses – Certain of DLNK’s obligations are undertaken for the benefit of its operating subsidiaries; as such, the related expense is charged to its subsidiaries. For example, DLNK is the obligor for the Las Vegas facility housing two of its wholly owned operating subsidiaries. As a result, the post-petition accounts payable for this lease is charged to DLNK while the related lease expense is charged to the wholly owned operating subsidiaries.

All salaries for employees that are primarily involved in corporate activities are, and historically have been, paid through a wholly owned subsidiary of DLNK. As all corporate activity related salary is allocated in support of the operating subsidiaries, no salary expense is recorded for DLNK.

Reorganization Items – Professional Fees – Comprised of expenses for bankruptcy counsel  ($12,611).

Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including three of DLNK’s wholly owned subsidiaries. Of these subsidiaries, FCI Environmental, Inc. (“FCI”) filed a Chapter 11 bankruptcy petition on December 20, 2001 (Case No. 01-23229).

Balance Sheet:

Cash – Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	3755508414

Other Assets – DLNK historically utilized and continues to utilize a single consolidating general ledger. As such, there was no necessity to formally allocate charges via intercompany accounts as these accounts are eliminated in consolidation. As a result, in order to report DLNK for bankruptcy purposes as a stand-alone entity, certain intercompany balances were estimated. These estimates are subject to change; however, in management’s opinion based on current circumstances, there is no market value for the pre-petition amounts due to DLNK from subsidiaries.

Equity:

Common stock - At December 6, 2001, common stock consisted of 500,000,000 authorized, $0.0001 par value shares of which approximately 158,500,000 shares were issued and outstanding.

Preferred stock –

Series A; $0.001 par value; 10,000,000 authorized shares; 207,848 convertible shares issued and outstanding; $15 per share liquidation value. Accumulated undeclared dividends in arrears on the petition date total $1,714,742 if elected in cash or 97,549 additional Series A preferred shares if elected in additional shares.

Series B; $0.01 par value; 10,000,000 authorized shares; 72,000 convertible shares issued and outstanding; $10 per share liquidation value.

Special Series; $0.001 par value; 2,250,000 authorized shares; approximately 1,750,000 convertible shares issued and outstanding.

END